                                                                   Exhibit 24(a)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------



         KNOW ALL MEN by these presents, that John J. Byrne does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ John J. Byrne

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Patrick M. Byrne does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Patrick M. Byrne

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Howard L. Clark, Jr. does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Howard L. Clark, Jr.

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Robert P. Cochran does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Robert P. Cochran

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that George J. Gillespie III does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ George J. Gillespie III

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Gordon S. Macklin does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Gordon S. Macklin

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Frank A. Olson does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Frank A. Olson

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Steven E. Fass does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Steven E. Fass

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Joseph S. Steinberg does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Joseph S. Steinberg

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that John D. Gillespie does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ John D. Gillespie

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Raymond Barrette does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Raymond Barrette

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Arthur Zankel does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan, (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan,
         (iv) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Savings Plan, and (v) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Supplemental Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 23rd day of August, 2001.



                                                   /s/ Arthur Zankel

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


         KNOW ALL MEN by these presents, that Mark J. Byrne does hereby make, constitute and appoint K. Thomas Kemp as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver (i) a Registration Statement on Form S-8 filed in connection with the White Mountains Insurance Group Discounted Option Plan, (ii) a Registration Statement on Form S-8 filed in connection with the White Mountains Long-Term Incentive Plan and (iii) a Registration Statement on Form S-8 filed in connection with the OneBeacon Insurance Group Discounted Option Plan (collectively, the "Registration Statements"), and any and all amendments thereto; such Registration Statements and each such amendment to the Registration Statements to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed these presents this 14th day of February, 2002.



                                                   /s/ Mark J. Byrne